Registration No. 33-12
                                                      1940 Act File No. 811-4401
                                                                     Rule 497(e)

                            NORTH TRACK FUNDS, INC.
                      SUPPLEMENT DATED SEPTEMBER 30, 2002
                                       TO
                         PROSPECTUS DATED MARCH 1, 2002

GOVERNMENT FUND

     Effective September 30, 2002, the Government Fund is managed by a team of investment professionals employed by B.C. Ziegler and Company, including Craig
S. Vanucci and Brian K. Andrew. Mr. Vanucci had previously been a co-portfolio manager of the Government Fund and is the portfolio manager of the North Track Wisconsin Tax-Exempt Fund and North Track Tax-Exempt Fund. Mr. Vanucci, a Chartered Financial Analyst, is a Vice President of Ziegler and Chairman of its Fixed Income Committee. He has over 19 years of professional investment experience.

     Mr. Andrew is the Chief Investment Officer of Ziegler, having served in such capacity since February 2000. Prior thereto, he chaired Ziegler Asset Management's fixed income committee. From 1990 to 1994, he was Executive Vice President of Prospect Hill Advisers where he managed institutional fixed income portfolios. Mr. Andrew is a Chartered Financial Analyst and Certified Cash Manager. He has over 15 years of professional investment experience.